BlackRock Bond Fund, Inc.

BlackRock Total Return Fund

Service Shares

(the “Fund”)

Supplement dated November 21, 2014 to the Summary Prospectus dated January 28, 2014

Effective immediately, BlackRock Advisors, LLC (“BlackRock”) has agreed to reduce the management fees payable by the Fund to BlackRock, the Fund’s investment manager, and has agreed contractually to cap certain expenses of Service Shares of the Fund. To achieve these expense caps, BlackRock has agreed to waive or reimburse fees or expenses if the Fund’s total annual fund operating expenses, excluding certain expenses described in the Prospectus, exceed a certain limit. This contractual expense cap replaces BlackRock’s contractual and voluntary expense caps with respect to Service Shares of the Fund. Accordingly, the Fund’s Summary Prospectus is amended as follows:

The fee table and example under the section of the Summary Prospectus entitled “Key Facts About BlackRock Total Return Fund — Fees and Expenses of the Fund” are deleted in their entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Service Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]	Service Shares
Management Fee[2]	0.36%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.51%
Interest Expense	0.21%
Other	0.30%
Other Expenses of the Subisidiary[3]	—
Total Annual Fund Operating Expenses	1.12%
Fee Waivers and/or Expense Reimbursements[2]	(0.15)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	0.97%

[1]	The fees and expenses shown in the table and the example that follows include both the expenses of the Fund and the Fund’s share of the allocated expenses of Master Total Return Portfolio (the “Master Portfolio”).

[2]	BlackRock receives a management fee from the Master Portfolio for investment advisory and certain administrative services at the annual rate of 0.07% of the Master Portfolio’s average daily net assets, a portion of which is paid indirectly by the Fund, and receives a management fee from the Fund for investment advisory and certain administrative services at the annual rate of 0.29% of the Fund’s average daily net assets for an overall management fee rate paid by the Fund of 0.36%. In addition, as described in the “Management of the Fund” section of the Fund’s prospectus on page 30, BlackRock has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.76% of average daily net assets until January 31, 2017. These contractual agreements may be terminated upon 90 days’ notice by a majority of the independent directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

[3]	Other expenses of the BlackRock Cayman Master Total Return Portfolio I, Ltd. (the “Subsidiary”) were less than 0.01% for the Fund’s last fiscal year.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$99	$325	$587	$1,336

Shareholders should retain this Supplement for future reference.

SPRO-TR-SVC-1114SUP